EXHIBIT 32.2

CERTIFICATION OF THE CHIEF FINANCIAL OFFICER PURSUANT TO 18 U.S.C. 1350, AS ADOPTED PURSUANT TO SECTION 906

OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Edesa Biotech, Inc. (the Company) on Form 10-K for the year ended September 30, 2024, as filed with the Securities and Exchange Commission on the date hereof (the Report), I, Stephen Lemieux, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1.	The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: December 13, 2024	By:	/s/ Stephen Lemieux
Stephen Lemieux
Chief Financial Officer
(Principal Financial Officer)